October 14, 1996
                    GENERAL MUNICIPAL MONEY MARKET FUND, INC.
                            SUPPLEMENT TO PROSPECTUS
                              DATED APRIL 1, 1996
        THE FOLLOWING REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION
CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY
SHARES."
        The DDA number for payment transmitted by wire to The Bank of New
York for purchase of Class A or Class B shares of the Fund in your name is as follows:
                                DDA# 8900052376
The wire must indicate which Class of shares is being purchased and must include the other required information with respect to wire payments set forth under "How to Buy Shares" in the Fund's Prospectus.
                                                                    918s101496